HighMark Funds

Equity Funds

Fixed Income Funds

Asset Allocation Funds

Supplement dated October 1, 2010

To Fiduciary Shares Prospectus dated December 1, 2009

This Supplement provides new and additional information beyond the information already contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective November 1, 2010, the Prospectus is modified as follows:

1. The subsection “Fiduciary Shares” on page 90, under the section “SHAREOWNER GUIDE – HOW TO INVEST IN THE HIGHMARK FUNDS” is replaced in its entirety with the following:

Fiduciary Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•	Available only to the following investors and accounts that meet the initial and additional purchase minimums if required:

1. Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

2. Investors purchasing Fiduciary Shares through financial intermediaries that have entered into an agreement with HighMark Capital Management, Inc., HighMark Funds or HighMark Funds’ distributor to offer Fiduciary Shares;

3. Investors purchasing Fiduciary Shares through registered investment advisers that are registered with a federal or state governmental authority;

4. Any entity that is considered a corporation for tax purposes; banks; bank trusts; trust accounts; partnerships; endowments; and foundations;

5. Qualified plans (including tax-deferred retirement plans and profit sharing plans);

6. Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent;

7. Investors who currently own Fiduciary Shares purchased prior to November 1, 2010; and

8. Persons, entities and accounts that are otherwise permitted to invest in Fiduciary Shares by HighMark Capital Management, Inc. in its sole discretion.

At the time of purchase, an investor must notify HighMark Funds that such investor qualifies to purchase the Fiduciary Shares under one of the categories listed above.

HMK-SK-096-0100

HIGH11970020

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A, Class B and Class C Shares (collectively “Retail Shares”). Each of these Classes has its own expense structure. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund also offer Class M Shares. Class M shares are available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the Reorganization were existing Class M shareholders of a Fund. Call us at 1-800-433-6884 for more details.

2. Item 2 in the subsection “Opening an Account” on page 92, under the section “SHAREHOLDER GUIDE – HOW TO INVEST IN THE HIGHMARK FUNDS” is replaced in its entirety with the following:

2. Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of HighMark Funds are as follows:

• Initial Purchase:	$100,000 for each Fund

$100 for each Fund for Automatic Investment Plan

• Additional Purchases:	$100 for each Fund

$100 monthly minimum per HighMark Fund for Automatic Investment Plan

HighMark Funds may waive these initial and additional investment minimums for purchases made by:

1. Investors purchasing Fiduciary Shares through financial intermediaries that charge such investors an ongoing fee for advisory, investment, consulting or similar services;

2. Investors purchasing Fiduciary Shares through financial intermediaries that maintain omnibus accounts with the Funds and the investor notifies HighMark Funds of such accounts;

3. Qualified plans (including tax-deferred retirement plans and profit sharing plans);

4. Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

5. Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent; or

6. Persons, entities and accounts for which HighMark Capital Management, Inc. otherwise waives these initial and additional investment minimums.

If you think you may be eligible for a waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back of this prospectus). You must notify HighMark Funds at the time you buy the Shares that your purchase qualifies for a waiver. Also, upon notice to HighMark Funds, financial intermediaries may aggregate accounts to meet the minimum investment amount.

Subsequent to the initial purchase, if an investor no longer qualifies under one of the categories listed above or if the investor’s account falls below the investment minimum, HighMark Capital Management, Inc. reserves the right in its sole discretion to prohibit such investor from making future investments in Fiduciary Shares until such time that the investor again qualifies for Fiduciary Shares and the investor’s account equals or exceeds the investment minimums.

Please retain this supplement for future reference.